JNL(R) VARIABLE FUND LLC

                                   PROSPECTUS


                                   May 1, 2000


                            JNL(R) VARIABLE FUND LLC
                        225 West Wacker Drive o Chicago,
                                 Illinois 60606


This Prospectus provides you with the basic information you should know before investing in the JNL Variable Fund LLC (Fund). The Fund offers interests in separate series, which are comprised of two groups - Target Series and Sector Series.

The interests of the Fund are sold to Jackson National Separate Account - I to fund the benefits of variable annuity contracts. The Fund currently offers interests in the following separate Series, each with its own investment objective.

JNL/First Trust The Dow(SM) Target 5 Series
JNL/First Trust The Dow(SM) Target 10 Series
JNL/First Trust The S&P(R) Target 10 Series
JNL/First Trust Global Target 15 Series
JNL/First Trust Target 25 Series
JNL/First Trust Target Small-Cap Series
JNL/First Trust Technology Sector Series
JNL/First Trust Pharmaceutical/Healthcare Sector Series
JNL/First Trust Financial Sector Series
JNL/First Trust Energy Sector Series
JNL/First Trust Leading Brands Sector Series
JNL/First Trust Communications Sector Series

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

For more detailed information about the Fund and the Series, see the Fund's Statement of Additional Information (SAI), which is incorporated by reference into this prospectus.

"Dow Jones", "Dow Jones Industrial Average(SM)", "DJIA(SM)", "The Dow 10(SM)", and "The Dow 5(SM)" are service marks of Dow Jones & Company, Inc. (Dow Jones). Dow Jones has no relationship to the Fund, other than the licensing of the Dow Jones Industrial Average (DJIA) and its service marks for use in connection with the JNL/First Trust The Dow Target 5 Series and the JNL/First Trust The Dow Target 10 Series.

DOW JONES DOES NOT:

o Sponsor, endorse, sell or promote the JNL/First Trust The Dow Target 5 Series or the JNL/First Trust The Dow Target 10 Series.
o Recommend that any person invest in the JNL/First Trust The Dow Target 5 Series, the JNL/First Trust The Dow Target 10 Series or any other securities.
o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the JNL/First Trust The Dow Target 5 Series or the JNL/First Trust The Dow Target 10 Series.
o Have any responsibility or liability for the administration, management or marketing of the JNL/First Trust The Dow Target 5 Series or the JNL/First Trust The Dow Target 10 Series.
o Consider the needs of the JNL/First Trust The Dow Target 5 Series or the JNL/First Trust The Dow Target 10 Series or the owners of the JNL/First
     Trust The Dow Target 5 Series or the JNL/First Trust The Dow Target 10 Series in determining, composing or calculating the DJIA or have any obligation to do so.

--------------------------------------------------------------------------------

DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE JNL/FIRST TRUST THE DOW TARGET 5 SERIES OR THE JNL/FIRST TRUST THE DOW TARGET 10 SERIES. SPECIFICALLY,

o DOW JONES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:
     o THE RESULTS TO BE OBTAINED BY THE JNL/FIRST TRUST THE DOW TARGET 5 SERIES OR THE JNL/FIRST TRUST THE DOW TARGET 10 SERIES, THE OWNERS OF THE JNL/FIRST TRUST THE DOW TARGET 5 SERIES OR THE JNL/FIRST TRUST THE DOW TARGET 10 SERIES OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DJIA AND THE DATA INCLUDED IN THE DJIA;
     o    THE ACCURACY OR COMPLETENESS OF THE DJIA AND ITS DATA;
     o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DJIA AND ITS DATA;
o DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DJIA OR ITS DATA;
o UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN FIRST TRUST ADVISORS L.P. AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE JNL/FIRST TRUST THE DOW TARGET 5 SERIES OR THE JNL/FIRST TRUST THE DOW TARGET 10 SERIES OR ANY OTHER THIRD PARTIES.
--------------------------------------------------------------------------------


"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", and "Standard & Poor's 500"are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company. The JNL/First Trust The S&P(R) Target 10 Series is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Series. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.


"JNL(R)", "Jackson National(R)" and "Jackson National Life(R)" are trademarks of Jackson National Life Insurance Company.

                                TABLE OF CONTENTS

About the Series of the Fund ................................................1

         JNL/First Trust The Dow(SM) Target 5 Series ........................1

         JNL/First Trust The Dow(SM) Target 10 Series .......................3

         JNL/First Trust The S&P(R) Target 10 Series ........................5

         JNL/First Trust Global Target 15 Series ............................7

         JNL/First Trust Target 25 Series ...................................9

         JNL/First Trust Target Small-Cap Series ............................11

         JNL/First Trust Technology Sector Series ...........................13

         JNL/First Trust Pharmaceutical/Healthcare Sector Series ............15

         JNL/First Trust Financial Sector Series ............................17

         JNL/First Trust Energy Sector Series ...............................19

         JNL/First Trust Leading Brands Sector Series .......................21

         JNL/First Trust Communications Sector Series .......................23

         More About the Investment Objectives and Risks of All Series .......25

Management of the Fund ......................................................27

         Investment Adviser .................................................27

         Investment Sub-Adviser .............................................27

         Portfolio Management ...............................................28

Administrative Fee ..........................................................28

Investment in Fund Interests ................................................28

Redemption of Fund Interests ................................................29

Tax Status ..................................................................29

         General ............................................................29

         Internal Revenue Services Diversification Requirements .............29

Hypothetical Performance Data for Target Strategies .........................30

Financial Highlights ........................................................32

                          ABOUT THE SERIES OF THE FUND

JNL/FIRST TRUST THE DOW(SM) TARGET 5 SERIES

INVESTMENT OBJECTIVE. The investment objective of the JNL/First Trust The Dow(SM) Target 5 Series (The Dow Target 5 Series) is a high total return through a combination of capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Dow Target 5 Series seeks to achieve its objective by investing approximately equal amounts in the common stock of the five companies included in the Dow Jones Industrial Average(SM) (DJIA) which have the lowest per share price of the companies with the ten highest dividend yields on or about the business day before each Stock Selection Date. The five companies will be selected annually, beginning July 1, 1999, and on each one year anniversary thereof (Stock Selection Date). The sub-adviser generally uses a buy and hold strategy, trading only on each Stock Selection Date and when cash flow activity occurs in the Series.

PRINCIPAL RISKS OF INVESTING IN THE DOW TARGET 5 SERIES. An investment in The Dow Target 5 Series is not guaranteed. As with any mutual fund, the value of The Dow Target 5 Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because The Dow Target 5 Series invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Non-diversification. The Dow Target 5 Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, The Dow Target 5 Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in The Dow Target 5 Series' total return and share price.

          o Limited management. The Dow Target 5 Series' strategy of investing in five companies according to criteria determined on a Stock Selection Date prevents The Dow Target 5 Series from responding to market fluctuations. As compared to other funds, this could subject The Dow Target 5 Series to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent The Dow Target 5 Series from taking advantage of opportunities available to other funds.

In addition, the performance of The Dow Target 5 Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.


PERFORMANCE. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1999.

ADDITIONAL  INFORMATION  ABOUT  THE  PRINCIPAL  INVESTMENT   STRATEGIES,   OTHER
INVESTMENTS AND RISKS OF THE SERIES.

The Dow Target 5 Series invests in the common stock of five companies included in The DJIA. The five common stocks will be chosen on or about the business day before each Stock Selection Date by the following criteria:

          o the sub-adviser will determine the dividend yield on each common stock in The DJIA;

          o the sub-adviser will determine the ten companies in The DJIA that have the highest dividend yield;

          o the sub-adviser will allocate approximately equal amounts of The Dow Target 5 Series to the common stocks of the five companies with the lowest price per share of such ten companies;

          o    the  sub-adviser  will  determine  the  percentage   relationship
               between the number of shares of each of the five common stocks selected.

Between Stock Selection Dates, The Dow Target 5 Series will purchase and sell common stocks according to the percentage relationship among the common stocks established at the prior Stock Selection Date.

The stocks in The Dow Target 5 Series are not expected to reflect the entire DJIA nor track the movements of The DJIA.

The SAI has more information about The Dow Target 5 Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/FIRST TRUST THE DOW(SM) TARGET 10 SERIES

INVESTMENT OBJECTIVE. The investment objective of the JNL/First Trust The Dow(SM) Target 10 Series (The Dow Target 10 Series) is a high total return through a combination of capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Dow Target 10 Series seeks to achieve its objective by investing approximately equal amounts in the common stock of the ten companies included in the Dow Jones Industrial Average(SM) (DJIA) which have the highest dividend yields on or about the business day before each Stock Selection Date. The ten companies will be selected annually, beginning July 1, 1999, and on each one year anniversary thereof (Stock Selection Date). The sub-adviser generally uses a buy and hold strategy, trading only on each Stock Selection Date and when cash flow activity occurs in the Series.

PRINCIPAL RISKS OF INVESTING IN THE DOW TARGET 10 SERIES. An investment in The Dow Target 10 Series is not guaranteed. As with any mutual fund, the value of The Dow Target 10 Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because The Dow Target 10 Series invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Non-diversification. The Dow Target 10 Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, The Dow Target 10 Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in The Dow Target 10 Series' total return and share price.

          o Limited management. The Dow Target 10 Series' strategy of investing in ten companies according to criteria determined on a Stock Selection Date prevents The Dow Target 10 Series from responding to market fluctuations. As compared to other funds, this could subject The Dow Target 10 Series to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent The Dow Target 10 Series from taking advantage of opportunities available to other funds.

In addition, the performance of The Dow Target 10 Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.


PERFORMANCE. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1999.

ADDITIONAL  INFORMATION  ABOUT  THE  PRINCIPAL  INVESTMENT   STRATEGIES,   OTHER
INVESTMENTS AND RISKS OF THE SERIES.

The Dow Target 10 Series invests in the common stock of ten companies included in The DJIA. The ten common stocks will be chosen on or about the business day before each Stock Selection Date as follows:

          o the sub-adviser will determine the dividend yield on each common stock in The DJIA on or about the business day before the Stock Selection Date;

          o the sub-adviser will allocate approximately equal amounts of The Dow Target 10 Series to the ten companies in The DJIA that have the highest dividend yield;

          o    the  sub-adviser  will  determine  the  percentage   relationship
               between the number of shares of each of the ten common stocks selected.

Between Stock Selection Dates, The Dow Target 10 Series will purchase and sell common stocks approximately according to the percentage relationship among the common stocks established on the prior Stock Selection Date.

The stocks in The Dow Target 10 Series are not expected to reflect the entire DJIA nor track the movements of The DJIA.

The SAI has more information about The Dow Target 10 Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/FIRST TRUST THE S&P(R) TARGET 10 SERIES

INVESTMENT OBJECTIVE. The investment objective of the JNL/First Trust The S&P(R) Target 10 Series (S&P Target 10 Series) is a high total return through a combination of capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The S&P Target 10 Series seeks to achieve its objective by investing approximately equal amounts in the common stocks of 10 companies selected from a pre-screened subset of the stocks listed in The S&P 500 Index. The ten companies will be selected annually, beginning July 1, 1999, and on each one year anniversary thereof (Stock Selection Date), on or about the last business day before each Stock Selection Date. The sub-adviser generally uses a buy and hold strategy, trading only on each Stock Selection Date and when cash flow activity occurs in the Series.

PRINCIPAL RISKS OF INVESTING IN THE S&P TARGET 10 SERIES. An investment in The S&P Target 10 Series is not guaranteed. As with any mutual fund, the value of The S&P Target 10 Series' shares will change and you could lose money by investing in this Series.
A variety of factors may influence its investment performance, such as:

          o Market risk. Because The S&P Target 10 Series invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Non-diversification. The S&P Target 10 Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, The S&P Target 10 Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in The S&P Target 10 Series' total return and share price.

          o Limited management. The S&P Target 10 Series' strategy of investing in ten companies according to criteria determined on a Stock Selection Date prevents The S&P Target 10 Series from responding to market fluctuations. As compared to other funds, this could subject The S&P Target 10 Series to more risk if one of the common stocks selected declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent The S&P Target 10 Series from taking advantage of opportunities available to other funds.

In addition, the performance of The S&P Target 10 Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.


PERFORMANCE. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1999.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE SERIES. The S&P Target 10 Series consists of a portfolio of 10 common stocks selected on or about the business day before each Stock Selection Date through the following process:


          o first, the sub-adviser ranks the companies in The S&P 500 Index by market capitalization;

          o the sub-adviser selects half of the companies in The S&P 500 Index with the largest market capitalization;

          o from the remaining companies, the sub-adviser selects the half with the lowest price to sales ratio;

          o from the remaining companies, the sub-adviser selects the 10 common stocks with the greatest one year price appreciation;

          o the sub-adviser will allocate approximately equal amounts of The S&P Target 10 Series to the selected 10 common stocks;

          o    the  sub-adviser  will  determine  the  percentage   relationship
               between the number of shares of each of the 10 common stocks selected.


Between Stock Selection Dates, The S&P Target Series will purchase and sell common stocks according to the percentage relationship among the common stocks established at the prior Stock Selection Date.

The stocks in The S&P Target 10 Series are not expected to reflect the entire S&P 500 Index nor track the movements of The S & P 500 Index.

The SAI has more information about The S&P Target 10 Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/FIRST TRUST GLOBAL TARGET 15 SERIES

INVESTMENT OBJECTIVE. The investment objective of the JNL/First Trust Global Target 15 Series (Global Target 15 Series) is a high total return through a combination of capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Global Target 15 Series seeks to achieve its objective by investing in the common stocks of certain companies which are components of The Dow Jones Industrial Average(SM) (DJIA), the Financial Times Industrial Ordinary Share Index (FT Index) and the Hang Seng Index. The Global Target 15 Series consists of common stocks of the five companies with the lowest per share stock price of the ten companies in each of The DJIA, the FT Index and the Hang Seng Index, respectively, that have the highest dividend yields in the respective index. The fifteen companies will be selected annually, beginning July 1, 1999, and on each one year anniversary thereof (Stock Selection Date), on or about the last business day before each Stock Selection Date. The sub-adviser generally uses a buy and hold strategy, trading only on each Stock Selection Date and when cash flow activity occurs in the Series.

PRINCIPAL RISKS OF INVESTING IN THE GLOBAL TARGET 15 SERIES. An investment in the Global Target 15 Series is not guaranteed. As with any mutual fund, the value of the Global Target 15 Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Global Target 15 Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Non-diversification. The Global Target 15 Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Global Target 15 Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Global Target 15 Series' total return and share price.


          o Foreign investing risk. Because the Global Target 15 Series invests in stocks of foreign companies, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid securities markets. Particularly, the reversion of Hong Kong to Chinese control on July 1, 1997 may adversely affect the securities of Hong Kong issuers contained in the Global Target 15 Series. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Global Target 15 Series' performance to fluctuate more than if it held only U.S. securities.


          o Currency risk. The value of the Global Target 15 Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Global Target 15 Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

          o Limited management. The Global Target 15 Series' strategy of investing in fifteen companies according to criteria determined on a Stock Selection Date prevents the Global Target 15 Series from responding to market fluctuations. As compared to other funds, this could subject the Global Target 15 Series to more risk if one of the common stocks selected declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Global Target 15 Series from taking advantage of opportunities available to other funds.

In addition, the performance of the Global Target 15 Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.


PERFORMANCE. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1999.

ADDITIONAL  INFORMATION  ABOUT  THE  PRINCIPAL  INVESTMENT   STRATEGIES,   OTHER
INVESTMENTS AND RISKS OF THE SERIES.

The Global Target 15 Series invests in the common stock of fifteen companies included in The DJIA, the FT Index and the Hang Seng Index. The fifteen common stocks will be chosen on or about the business day before each Stock Selection Date as follows:

          o the sub-adviser will determine the dividend yield on each common stock in The DJIA, the FT Index and the Hang Seng Index;

          o the sub-adviser will determine the ten companies in each of The DJIA, the FT Index and the Hang Seng Index that have the highest dividend yield in the respective index;

          o out of those companies, the sub-adviser will allocate approximately equal amounts of the Global Target 15 Series to the common stocks of the five companies in each index with the lowest price per share;

          o    the  sub-adviser  will  determine  the  percentage   relationship
               between the number of shares of each of the fifteen common stocks selected.

Between Stock Selection Dates, the Global Target 15 Series will purchase and sell common stocks according to the percentage relationship among the common stocks established at the prior Stock Selection Date.

The SAI has more information about the Global Target 15 Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/FIRST TRUST TARGET 25 SERIES

INVESTMENT OBJECTIVE. The investment objective of the JNL/First Trust Target 25 Series (Target 25 Series) is a high total return through a combination of capital appreciation and dividend income.


PRINCIPAL INVESTMENT STRATEGIES. The Target 25 Series seeks to achieve its objective by investing in the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange (NYSE). The 25 companies will be selected annually, beginning July 1, 1999, and on each one year anniversary thereof (Stock Selection Date), on or about the last business day before each Stock Selection Date. The sub-adviser generally uses a buy and hold strategy, trading only on each Stock Selection Date and when cash flow activity occurs in the Series.


PRINCIPAL RISKS OF INVESTING IN THE TARGET 25 SERIES. An investment in the Target 25 Series is not guaranteed. As with any mutual fund, the value of the Target 25 Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Target 25 Series invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.


          o Small cap investing. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. Certain of or all of the companies in which the Target 25 Series may invest may be small cap company stocks. Such companies are likely to have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Target 25 Series may not be appropriate for all investors.


          o Non-diversification. The Target 25 Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Target 25 Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Target 25 Series' total return and share price.

          o Limited management. The Target 25 Series' strategy of investing in twenty-five companies according to criteria determined on a Stock Selection Date prevents the Target 25 Series from responding to market fluctuations. As compared to other funds, this could subject the Target 25 Series to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Target 25 Series from taking advantage of opportunities available to other funds.

In  addition,   the   performance  of  the  Target  25  Series  depends  on  the sub-adviser's ability to effectively implement the investment strategies of this Series.


PERFORMANCE. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1999.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE SERIES. The Target 25 Series consists of a portfolio of 25 common stocks selected through the following six-step process on or about the business day before each Stock Selection Date:


          o first, the sub-adviser selects all the dividend-paying common stocks listed on the NYSE (excluding financial, transportation and utility stocks, American Depositary Receipts, limited partnerships and any stock included in the Dow Jones Industrial Average(SM));

          o those common stocks are then ranked from highest to lowest market capitalization, and the sub-adviser selects the 400 highest market capitalization stocks;

          o those 400 common stocks are then ranked, in terms of dividend yield, from highest to lowest, and the sub-adviser selects the 75 highest dividend-yielding stocks;

          o from the remaining 75 stocks, the sub-adviser discards the 50 highest dividend-yielding stocks and selects the remaining 25 stocks;

          o the sub-adviser will allocate approximately equal amounts of the Target 25 Series to the common stocks selected for the portfolio;

          o    the  sub-adviser  will  determine  the  percentage   relationship
               between the number of shares of each of the twenty-five common stocks selected.


Between Stock Selection Dates, the Target 25 Series will purchase and sell common stocks according to the percentage relationship among the common stocks established at the Stock Selection Date.


In addition, companies which, based on publicly available information as of the Stock Selection Date, are the subject of an announced business combination which is expected to be concluded within six months of the Stock Selection Date, will be excluded from the Target 25 Series.


The SAI has more information about the Target 25 Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/FIRST TRUST TARGET SMALL-CAP SERIES

INVESTMENT OBJECTIVE. The investment objective of the JNL/First Trust Target Small-Cap Series (Target Small-Cap Series) is a high total return through capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Target Small-Cap Series seeks to achieve its objective by investing in a portfolio of common stocks of 40 small capitalization (small cap) companies selected from a pre-screened subset of the common stocks listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) or The Nasdaq Stock Market (Nasdaq). These companies will be selected annually, beginning July 1, 1999, and on each one year anniversary thereof (Stock Selection Date), on or about the last business day before each Stock Selection Date. The sub-adviser generally uses a buy and hold strategy, trading only on each Stock Selection Date and when cash flow activity occurs in the Series.

PRINCIPAL RISKS OF INVESTING IN THE TARGET SMALL-CAP SERIES. An investment in the Target Small-Cap Series is not guaranteed. As with any mutual fund, the value of the Target Small-Cap Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Target Small-Cap Series invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.


          o Small cap investing. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Target Small-Cap Series is likely to invest have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Accordingly, an investment in the Target Small-Cap Series may not be appropriate for all investors.


          o Non-diversification. The Target Small-Cap Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Target Small-Cap Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Target Small-Cap Series' total return and share price.

          o Limited management. The Target Small-Cap Series' strategy of investing in certain companies according to criteria determined on a Stock Selection Date prevents the Target Small-Cap Series from responding to market fluctuations. As compared to other funds, this could subject the Target Small-Cap Series to more risk if one of the common stocks selected declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Target Small-Cap Series from taking advantage of opportunities available to other funds.

In addition, the performance of the Target Small-Cap Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.


PERFORMANCE. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1999.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE SERIES. The Target Small-Cap Series consists of a portfolio of 40 common stocks selected through the following process on or about the business day before each Stock Selection Date:


          o first, the sub-adviser selects all U.S. registered corporations which trade on the NYSE, AMEX or Nasdaq (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts);

          o from those companies, the sub-adviser then selects only those companies which have a market capitalization of between $150 million and $1 billion and whose stock has an average daily dollar trading volume of at least $500,000 (these dollar limitations will be adjusted periodically for inflation);

          o from the remaining companies, the sub-adviser selects only the stocks with positive three-year sales growth;

          o next, from the remaining companies, the sub-adviser selects only the stocks whose most recent annual earnings are positive;

          o the sub-adviser then eliminates any stock whose price has appreciated by more than 75% in the last 12 months;

          o from the remaining list, the sub-adviser selects the 40 stocks with the greatest price appreciation in the last 12 months (highest to lowest);


          o    the  sub-adviser  will purchase the selected 40 common stocks for
               the   Target   Small-Cap   Series   based  on   relative   market
               capitalization;


          o    the  sub-adviser  will  determine  the  percentage   relationship
               between the number of shares of each of the 40 common stocks selected.

In each of the above steps, monthly and rolling quarterly data are used in place of annual figures where possible.


Between Stock Selection Dates, the Target Small-Cap Series will purchase and sell common stocks according to the percentage relationship among the common stocks established at the prior Stock Selection Date. In addition, companies which, based on publicly available information as of the Stock Selection Date, are the subject of an announced business combination which is expected to be concluded within six months of the Stock Selection Date, will be excluded from the Target Small-Cap Series.

The SAI has more information about the Target Small-Cap Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/FIRST TRUST TECHNOLOGY SECTOR SERIES

INVESTMENT OBJECTIVE. The objective of the JNL/First Trust Technology Sector Series (Technology Sector Series) is a high total return through capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Technology Sector Series will invest in a portfolio of common stocks issued by technology companies.

PRINCIPAL RISKS OF INVESTING IN THE TECHNOLOGY SECTOR SERIES. An investment in the Technology Sector Series is not guaranteed. As with any mutual fund, the value of the Technology Sector Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Technology Sector Series invests in common stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Non-diversification. The Technology Sector Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Technology Sector Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Technology Sector Series' total return and share price.

          o Industry concentration risk. Because the Technology Sector Series is only investing in common stocks of technology related companies, the Series' performance is closely tied to, and affected by, the technology industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Technology Sector Series will invest may be more volatile than a mixture of stocks of companies from a wide variety of industries.


               The technology industry is among the fastest growing and fastest changing industries in the world. However, it is important to note that companies engaged in the technology industry are subject to fierce competition and their products and services may be subject to rapid obsolescence.

          o Foreign investing risk. Because the Technology Sector Series invests in stocks of foreign companies, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Technology Sector Series' performance to fluctuate more than if it held only U.S. securities.


          o Currency risk. The value of the Technology Sector Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Technology Sector Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.


PERFORMANCE. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1999.

ADDITIONAL  INFORMATION  ABOUT  THE  PRINCIPAL  INVESTMENT   STRATEGIES,   OTHER
INVESTMENTS AND RISKS OF THE SERIES.

The companies selected for the Technology Sector Series have been researched and evaluated using database screening techniques, fundamental analysis, and the judgment of the sub-adviser's research analysts. The companies in which the Technology Sector Series will invest will generally have market capitalizations of at least $500 million and have been publicly traded for two years or more.


In addition, the performance of the Technology Sector Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.


The SAI has more information about the Technology Sector Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/FIRST TRUST PHARMACEUTICAL/HEALTHCARE SECTOR SERIES

INVESTMENT OBJECTIVE. The objective of the JNL/First Trust Pharmaceutical/Healthcare Sector Series (Pharmaceutical/Healthcare Sector Series) is a high total return through capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Pharmaceutical/Healthcare Sector Series will invest in a portfolio of common stocks issued by pharmaceutical and/or healthcare companies.

PRINCIPAL RISKS OF INVESTING IN THE PHARMACEUTICAL/HEALTHCARE SECTOR SERIES. An investment in the Pharmaceutical/Healthcare Sector Series is not guaranteed. As with any mutual fund, the value of the Pharmaceutical/Healthcare Sector Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Pharmaceutical/Healthcare Sector Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Non-diversification. The Pharmaceutical/Healthcare Sector Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Pharmaceutical/Healthcare Sector Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Pharmaceutical/Healthcare Sector Series' total return and share price.

          o    Industry        concentration       risk.       Because       the
               Pharmaceutical/Healthcare Sector Series is only investing in common stocks of pharmaceutical/healthcare related companies, the Series' performance is closely tied to, and affected by, the pharmaceutical/healthcare industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Pharmaceutical/Healthcare Sector Series will invest may be more volatile than a mixture of stocks of companies from a wide variety of industries.


               The pharmaceutical and healthcare industries continue to evolve, and as a result, pharmaceutical and healthcare companies need to keep pace with this constant change, in order to be successful. However, it is important to note that companies engaged in the pharmaceutical industry are subject to fierce competition, stringent government regulation and the risk that their products and services are subject to rapid obsolescence.

          o Foreign investing risk. Because the Pharmaceutical/Healthcare Sector Series invests in stocks of foreign companies, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular.
               Owning foreign securities could cause the Pharmaceutical/Healthcare Sector Series' performance to fluctuate more than if it held only U.S. securities.


          o Currency risk. The value of the Pharmaceutical/Healthcare Sector Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Pharmaceutical/Healthcare Sector Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.


PERFORMANCE. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1999.

ADDITIONAL  INFORMATION  ABOUT  THE  PRINCIPAL  INVESTMENT   STRATEGIES,   OTHER
INVESTMENTS AND RISKS OF THE SERIES.

The companies selected for the Pharmaceutical/Healthcare Sector Series have been researched and evaluated using database screening techniques, fundamental analysis, and the judgment of the sub-adviser's research analysts. In addition, the performance of the Pharmaceutical/Healthcare Sector Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.

The SAI has more information about the Pharmaceutical/Healthcare Sector Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/FIRST TRUST FINANCIAL SECTOR SERIES

INVESTMENT OBJECTIVE. The objective of the JNL/First Trust Financial Sector Series (Financial Sector Series) is a high total return through capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Financial Sector Series invests in a portfolio of common stocks of companies which may include money center banks, major regional banks, financial and investment service providers and insurance companies.

PRINCIPAL RISKS OF INVESTING IN THE FINANCIAL SECTOR SERIES. An investment in the Financial Sector Series is not guaranteed. As with any mutual fund, the value of the Financial Sector Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Financial Sector Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Non-diversification. The Financial Sector Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended (1940 Act), which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Financial Sector Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Financial Sector Series' total return and share price. Notwithstanding the foregoing, and in compliance with the 1940 Act, the Financial Sector Series does not intend to invest more than 5% of the value of its total assets in the common stock of any issuer that derives more than 15% of its gross revenues from securities-related activities.

          o Industry concentration risk. Because the Financial Sector Series is only investing in common stocks of financial related companies, the Series' performance is closely tied to, and affected by, the financial industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Financial Sector Series will invest may be more volatile than a mixture of stocks of companies from a wide variety of industries.


               The financial services industry continues to evolve as banks and insurers expand their businesses through innovative products and services. However, it is important to note that the financial services industry is subject to the adverse effect of volatile interest rates, economic recession, increased competition from new entrants in the field and potential increased regulation.

          o Foreign investing risk. Because the Financial Sector Series invests in stocks of foreign companies, it is also subject to foreign investing risks. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid securities markets.Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Financial Sector Series' performance to fluctuate more than if it held only U.S. securities.


          o Currency risk. The value of the Financial Sector Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Financial Sector Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.


PERFORMANCE. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1999.

ADDITIONAL  INFORMATION  ABOUT  THE  PRINCIPAL  INVESTMENT   STRATEGIES,   OTHER
INVESTMENTS AND RISKS OF THE SERIES.

The companies selected for the Financial Sector Series have been researched and evaluated using database screening techniques, fundamental analysis and the judgment of the sub-adviser's research analysts. In addition, the performance of the Financial Sector Series depends on the sub-adviser's ability to effectively implement the investment strategies of the Financial Sector Series.

The SAI has more information about the Financial Sector Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/FIRST TRUST ENERGY SECTOR SERIES

INVESTMENT OBJECTIVE. The objective of the JNL/First Trust Energy Sector Series (Energy Sector Series) is a high total return through capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Energy Sector Series will invest in a portfolio of common stocks of energy industry companies. The Energy Sector Series' portfolio will include companies from across various areas of the energy industry, including integrated oil, oil field services and equipment, oil and gas production, and natural gas.

PRINCIPAL RISKS OF INVESTING IN THE ENERGY SECTOR SERIES. An investment in the Energy Sector Series is not guaranteed. As with any mutual fund, the value of the Energy Sector Series' shares will change and you could lose money by investing in this Series.
A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Energy Sector Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Non-diversification. The Energy Sector Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Energy Sector Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Energy Sector Series' total return and share price.

          o Industry concentration risk. Because the Energy Sector Series is only investing in common stocks of energy related companies, the Series' performance is closely tied to, and affected by, the energy industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Energy Sector Series will invest are more volatile than a mixture of stocks of companies from a wide variety of industries.


          o Foreign investing risk. Because the Energy Sector Series invests in stocks of foreign companies, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Energy Sector Series' performance to fluctuate more than if it held only U.S. securities.


          o Currency risk. The value of the Energy Sector Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Energy Sector Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1999.

ADDITIONAL  INFORMATION  ABOUT  THE  PRINCIPAL  INVESTMENT   STRATEGIES,   OTHER
INVESTMENTS AND RISKS OF THE SERIES.

The companies selected for the Energy Sector Series have been researched and evaluated using database screening techniques, fundamental analysis and the judgment of the sub-adviser's research analysts.


In addition, the performance of the Energy Sector Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.


The SAI has more information about the Energy Sector Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/FIRST TRUST LEADING BRANDS SECTOR SERIES

INVESTMENT OBJECTIVE. The objective of the JNL/First Trust Leading Brands Sector Series (Leading Brands Sector Series) is a high total return through capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Leading Brands Sector Series will invest in a portfolio of common stocks of companies considered to be leaders in the consumer goods industry.

PRINCIPAL RISKS OF INVESTING IN THE LEADING BRANDS SECTOR SERIES. An investment in the Leading Brands Sector Series is not guaranteed. As with any mutual fund, the value of the Leading Brands Sector Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Leading Brands Sector Series invests in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o    Non-diversification.   The  Leading   Brands   Sector  Series  is
               "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Leading Brands Sector Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Leading Brands Sector Series' total return and share price.

          o Industry concentration risk. Because the Leading Brands Sector Series is only investing in common stocks of consumer goods companies, the Series' performance is closely tied to, and affected by, the consumer industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Leading Brands Sector Series will invest may be more volatile than a mixture of stocks of companies from a wide variety of industries.


          o Foreign investing risk. Because the Leading Brands Sector Series invests in stocks of foreign companies, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Leading Brands Sector Series' performance to fluctuate more than if it held only U.S. securities.


          o Currency risk. The value of the Leading Brands Sector Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Leading Brands Sector Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.


PERFORMANCE. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1999.

ADDITIONAL  INFORMATION  ABOUT  THE  PRINCIPAL  INVESTMENT   STRATEGIES,   OTHER
INVESTMENTS AND RISKS OF THE SERIES.

The companies selected for the Leading Brands Sector Series have been researched and evaluated using database screening techniques, fundamental analysis, and the judgment of the sub-adviser's research analysts.


In addition, the performance of the Leading Brands Sector Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.


The SAI has more information about the Leading Brands Sector Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/FIRST TRUST COMMUNICATIONS SECTOR SERIES

INVESTMENT OBJECTIVE. The objective of the JNL/First Trust Communications Sector Series (Communications Sector Series) is a high total return through capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Communications Sector Series invests in a portfolio of common stocks of companies in the communications industry. These companies may include domestic and international companies involved in cable television, computer networking, communications equipment, communications services and wireless communications.

PRINCIPAL RISKS OF INVESTING IN THE COMMUNICATIONS SECTOR SERIES. An investment in the Communications Sector Series is not guaranteed. As with any mutual fund, the value of the Communications Sector Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because the Communications Sector Series invests in traded common stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Non-diversification. The Communications Sector Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Communications Sector Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Communications Sector Series' total return and share price.

          o Industry concentration risk. Because the Communications Sector Series is only investing in common stocks of communication industry companies, the Series' performance is closely tied to, and affected by, the communication industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Communication Sector Series will invest may be more volatile than a mixture of stocks of companies from a wide variety of industries.


          o Foreign investing risk. Because the Communications Sector Series invest in stocks of foreign companies, it is also subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Communication Sector Series' performance to fluctuate more than if it held only U.S. securities.


          o Currency risk. The value of the Communications Sector Series' shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Communications Sector Series' foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.


PERFORMANCE. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Series has not been included because the Series had not been in operation for a full fiscal year as of December 31, 1999.

ADDITIONAL  INFORMATION  ABOUT  THE  PRINCIPAL  INVESTMENT   STRATEGIES,   OTHER
INVESTMENTS AND RISKS OF THE SERIES.

The companies selected for the Communications Sector Series have been researched and evaluated using database screening techniques, fundamental analysis, and the judgment of the sub-adviser's research analysts.


In addition, the performance of the Communications Sector Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.


The SAI has more information about the Communications Sector Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL SERIES

INVESTMENT OBJECTIVES. The investment objectives and policies of each of the Series are not fundamental and may be changed by the Board of Managers of the Fund, without interest holder approval.


ADDITIONAL  INFORMATION  ABOUT  THE  PRINCIPAL  INVESTMENT   STRATEGIES,   OTHER
INVESTMENTS AND RISKS OF THE TARGET AND SECTOR SERIES.


Target Series Generally. It is generally not possible for the sub-adviser to purchase round lots (usually 100 shares) of stocks in amounts that will precisely duplicate the prescribed mix of securities. Also, it usually will be impossible for the Target Series to be 100% invested in the prescribed mix of securities at any time. To the extent that the Target Series is not fully invested, the interests of the interest holders may be diluted and total return may not directly track the investment results of the prescribed mix of securities. To minimize this effect, the sub-adviser will generally try, as much as practicable, to maintain a minimum cash position at all times. Normally, the only cash items held by the Target Series will be amounts expected to be deducted as expenses and amounts too small to purchase additional round lots of the securities.

The sub-adviser will attempt to replicate the percentage relationship of securities when selling securities for the Target Series. The percentage relationship among the number of securities in the Target Series should therefore remain relatively stable. However, given the fact that the market price of such securities will vary throughout the year, the value of the securities of each of the companies as compared to the total assets of the Target Series will fluctuate during the year, above and below the proportion established on the annual Stock Selection Date. At the Stock Selection Date for the Target Series, new securities will be selected and a new percentage relationship will be established among the number of securities for the Target Series.


Certain provisions of the Investment Company Act of 1940 limit the ability of a Series to invest more than 5% of the Series' total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (Securities Related Companies). The Fund has been granted by the Securities and Exchange Commission (SEC) an exemption from this limitation so that The Dow Target 5, The Dow Target 10, The S&P Target 10 and the Global Target 15 Series may invest up to 20.5 (for The Dow Target 5 Series), 10.5% (for The Dow Target 10 and The S&P Target 10 Series) and 6.67% (for the Global Target 15 Series) of the respective Series' total assets in the stock of Securities Related Companies.


Sector Series Generally. The Sector Series may actively trade securities in seeking to achieve their objectives. Doing so may increase transaction costs, which may reduce performance.

DERIVATIVES. The sub-adviser may, but will not necessarily, utilize derivative instruments, such as options, futures contracts, forward contracts, warrants, indexed securities and repurchase agreements, for hedging and risk management.

For the Series that invest in stocks of foreign companies, the sub-adviser may enter into forward contracts to manage the Series' exposure to changes in foreign currencies associated with the purchase or sale of such stock. This strategy minimizes the effect of currency appreciation as well as depreciation, but does not protect against a decline in the underlying value of the hedged security. In addition, this strategy may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact a Series' performance if the sub-adviser's projection of future exchange rates is inaccurate.


Derivative instruments involve special risks. The Series sub-adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Series depending on the nature and extent of the derivatives in the Series' portfolio. Additionally, if the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the Series' portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with pricemovements in the rest of the portfolio.

DESCRIPTION OF INDICES. The portfolios of certain of the Series consist of the common stocks of companies listed on various indices. Except as previously described, the publishers of the indices have not granted the Fund or the Fund's investment adviser a license to use their respective index. None of the Series is designed or intended to result in prices that parallel or correlate with the movements in any particular index or a combination of indices and it is expected that their prices will not parallel or correlate with such movements. The publishers of the indices have not participated in any way in the creation of the Fund or any of the Series or in the selection of stocks in the Series. A description of certain of the indices is provided below:


The Dow Jones Industrial Average(SM). The stocks included in the DJIA are chosen by the editors of The Wall Street Journal as representative of the broad market and of American industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors.

The Financial Times Industrial Ordinary Share Index. The FT Index is comprised of 30 common stocks chosen by the editors of The Financial Times as representative of the British industry and commerce. This index is an unweighted average of the share prices of selected companies. These companies are highly capitalized and major factors in their industries. In addition, their stocks are widely held by individuals and institutional investors.

The Hang Seng Index. The Hang Seng Index presently consists of 33 of the 358 stocks currently listed on the Stock Exchange of Hong Kong Ltd. (Hong Kong Stock Exchange), and it includes companies intended to represent four major market sectors: commerce and industry, finance, properties and utilities. The Hang Seng Index is a recognized indicator of stock market performance in Hong Kong. It is computed on an arithmetic basis, weighted by market capitalization, and is therefore strongly influenced by stocks with large market capitalizations. The Hang Seng Index represents approximately 70% of the total market capitalization of the stocks listed on the Hong Kong Stock Exchange.

The Nasdaq-100 Index. The Nasdaq-100 Index represents the largest and most active nonfinancial domestic and international issues listed on the Nasdaq Stock Market(R). The index is calculated based on a modified capitalization weighted methodology. The Nasdaq Stock Market lists nearly 5,400 companies and trades more shares per day than any other major U.S. market.

The Standard & Poor's 500 Index. Widely regarded as the standard for measuring large-cap U.S. stock market performance, the S&P 500 Index includes a representative sample of leading U.S. companies in leading industries. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index with each stock'sweight in the Index proportionate to its market value.

LEGISLATION. At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the common stock in the Series or the issuers of such common stock. Further, changing approaches to regulation may have a negative impact on certain companies represented in the Series. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Series or will not impair the ability of the issuers of the common stock held in the Series to achieve their business goals.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Under Delaware law and the Fund's Certificate of Formation and Operating Agreement, the management of the business and affairs of the Fund is the responsibility of the Board of Managers of the Fund.

Jackson National Financial Services, LLC (JNFS), 5901 Executive Drive, Lansing, Michigan 48911, is the investment adviser to the Fund and provides the Fund with professional investment supervision and management. JNFS is a wholly owned subsidiary of Jackson National Life Insurance Company (JNL), which is in turn wholly owned by Prudential plc, a life insurance company in the United Kingdom. JNFS is a successor to Jackson National Financial Services, Inc. which served as an investment adviser to the JNL Series Trust, a registered investment company, from its inception until July 1, 1998, when it transferred its duties as investment adviser to JNFS.

JNFS has selected First Trust Advisors L.P. as sub-adviser to manage the investment and reinvestment of the assets of the Series of the Fund. JNFS monitors the compliance of the sub-adviser with the investment objectives and related policies of each Series and reviews the performance of the sub-adviser and reports periodically on such performance to the Board of Managers of the Fund.


As compensation for its services, JNFS receives a fee from the Series computed separately for each Series. The fee for each Series is stated as an annual percentage of the net assets of the Series. The fee, which is accrued daily and payable monthly, is calculated on the basis of the average net assets of each Series. Once the average net assets of a Series exceed specified amounts, the fee is reduced with respect to such excess.


Each Series is obligated to pay JNFS the following fee:

     ASSETS                                                                FEES

     $0 to $500 million.................................................... .75%
     $500 million to $1 billion............................................ .70%
     Over $1 billion....................................................... .65%

INVESTMENT SUB-ADVISER


First Trust Advisors L.P. (First Trust), an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is the sub-adviser for each Series of the Fund. First Trust's address is 1001 Warrenville Road, Lisle, Illinois 60532. First Trust is a limited partnership with one limited partner, Grace Partners of Dupage L.P., and one general partner, Nike Securities Corporation. Grace Partners of Dupage L.P. is a limited partnership with one general partner, Nike Securities Corporation, and a number of limited partners. Nike Securities Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family.

First Trust is also the portfolio supervisor of certain unit investment trusts sponsored by Nike Securities L.P. (Nike Securities) which are substantially similar to the certain of the Series in that they have the same investment objectives as those Series but have a life of approximately one year. Nike Securities specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities, an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, The First Trust Special Situations Trust, The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA.


Under the terms of the Sub-Advisory Agreement between First Trust and JNFS, First Trust manages the investment and reinvestment of the assets of each Series, subject to the oversight and supervision of JNFS and the Board of Managers of the Fund. First Trust formulates a continuous investment program for each Series consistent with its investment objectives and policies outlined in this Prospectus. First Trust implements such programs by purchases and sales of securities and regularly reports to JNFS and the Board of Managers of the Fund with respect to the implementation of such programs.

As compensation for its services, First Trust receives a fee from JNFS computed separately for each Series, stated as an annual percentage of the net assets of such Series. The SAI contains a schedule of the management fees JNFS currently is obligated to pay First Trust out of the advisory fee it receives from each Series.

PORTFOLIO MANAGEMENT

There is no one individual primarily responsible for portfolio management decisions for the Series. Investments are made under the direction of a committee.

                               ADMINISTRATIVE FEE


In addition to the investment advisory fee, each Series pays to JNFS an Administrative Fee. Each Series, except the JNL/First Trust Global Target 15 Series, pays JNFS an Administrative Fee of .10% of the average daily net assets of the Series. The JNL/First Trust Global Target 15 Series pays JNFS an Administrative Fee of .15% of the average daily net assets of the Series. In return for the fee, JNFS provides or procures all necessary administrative functions and services for the operation of the Series. Inaccordance with the Administration Agreement, JNFS is responsible for payment of expenses related to legal, audit, fund accounting, custody, printing and mailing, managers fees and all other services necessary for the operation of each Series. Each Series is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.


                          INVESTMENT IN FUND INTERESTS

Interests in the Fund are currently sold to Jackson National Separate Account - I, a separate account of JNL, 5901 Executive Drive, Lansing, Michigan 48911, to fund the benefits under certain variable annuity contracts (Contracts). The Separate Account purchases interests in the Series at net asset value using premiums received on Contracts issued by JNL. Purchases are effected at net asset value next determined after the purchase order, in proper form, is received by the Fund's transfer agent. There is no sales charge.

Interests in the Fund are not available to the general public directly. The Series are managed by a sub-adviser who manages publicly available unit investment trusts having similar names and investment objectives. While some of the Series may be similar to, and may in fact be modeled after publicly available unit investment trusts, Contract purchasers should understand that the Series are not otherwise directly related to any publicly available unit investment trusts. Consequently, the investment performance of publicly available unit investment trusts and any corresponding Series may differ substantially.

The net asset value per interest of each Series is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per interest is calculated by adding the value of all securities and other assets of a Series, deducting its liabilities, and dividing by the number of interests outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value. A Series may invest in securities primarily listed on foreign exchanges and that trade on days when the Series does not price its interests. As a result, a Series' net asset value may change on days when shareholders are not able to purchase or redeem the Series' interests.

All investments in the Fund are credited to the interest holder's account in the form of full and fractional shares of the designated Series (rounded to the nearest 1/1000 of a share). The Fund does not issue interest certificates.

                          REDEMPTION OF FUND INTERESTS

Jackson National Separate Account - I redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Fund is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received.

The Fund may suspend the right of redemption only under the following unusual circumstances:

          o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

          o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

          o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

GENERAL

The Fund is a limited liability company with all of its interests owned by a single entity, Jackson National Separate Account -I. Accordingly, the Fund is taxed as part of the operations of JNL and is not taxed separately. Under current tax law, interest, dividend income and capital gains of the Fund are not currently taxable when left to accumulate within a variable annuity contract. For a discussion of the tax status of the variable annuity policy, please refer to the prospectus for Jackson National Separate Account - I.

INTERNAL REVENUE SERVICE DIVERSIFICATION REQUIREMENTS

The Series  intend to comply  with the  diversification  requirements  currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax deferred status of the variable annuity policies issued by Jackson National Separate Account - I. The Sub-Advisory Agreement requires the Series to be operated in compliance with these diversification requirements. First Trust, as sub-adviser, reserves the right to depart from the investment strategy of a Series in order to meet these diversification requirements. See the SAI for more specific information.

               HYPOTHETICAL PERFORMANCE DATA FOR TARGET STRATEGIES


As of the date of this Prospectus, the Series has not been in operation for a full fiscal year. However, certain aspects of the investment strategies for The Dow Target 5 Series, The Dow Target 10 Series, the S&P Target 10 Series, the Global Target 15 Series, the Target 25 Series, and the Target Small-Cap Series (Target Series) can be demonstrated using historical data. The following table illustrates the hypothetical performance of the investment strategies used by each Target Series and the actual performance of the DJIA, the S&P 500 Index, the FT Index, the Hang Seng Index, the Ibbotson Small Cap Index and a combination index made up of one-third of the total returns of each of the DJIA, the Hang Sang and the FT Indices. The table also shows how performance varies from year to year.


The information for the Target Strategies assumes that each Strategy was fully invested as of the beginning of each year and that each Stock Selection Date was the first of the year. In addition, the performance information does not take into consideration any sales charges, commissions, insurance fees or charges imposed on the sale of the variable annuity policies, expenses or taxes. Any of such charges will lower the returns shown.

The information provided below has been stated in U.S. dollars and therefore has been adjusted to reflect currency exchange rate fluctuations. Also, the information provided for the Target 25 Strategy and the Target Small-Cap Strategy excludes common stocks of companies which on a Stock Selection Date were party to a publicly announced business combination which was expected to have been completed within six months.

The returns shown below for the Target Strategies do not represent the results of actual trading using client assets but were achieved by means of the retroactive application of strategies that were designed with the benefit of hindsight. These returns should not be considered indicative of the skill of the sub-adviser. The returns may not reflect the impact that any material market or economic factors might have had if the Strategies had been used during the periods shown to actually manage client assets. During a portion of the period shown in the table below, the sub-adviser acted as the portfolio supervisor of certain unit investment trusts which employed strategies similar to the hypothetical strategies shown below.

The returns shown below for the Target Strategies are not a guarantee of future performance and should not be used to predict the expected returns on a Target Strategy. In fact, each hypothetical Target Strategy underperformed its respective index in certain years.

                     HYPOTHETICAL COMPARISON OF TOTAL RETURN


   Year       Target 25     Target 10     Target 5      Global        Target         S&P        S&P 500     FT Index     Hang Seng
   ----       ---------     ----------    ---------     ------        ------         ---        -------     --------     ---------
              Strategy       Strategy     Strategy    Target 15     Small-Cap       Target       Index                     Index
              --------       --------     --------    ----------    ---------       ------       -----                     -----
                                                       Strategy      Strategy      Strategy
                                                       --------      --------      --------


1980               26.45%        27.90%       41.69%       52.51%        61.97%     54.15%         32.11%       31.77%        65.48%
1981                8.52%         7.46%        3.19%        0.03%        -9.46%    -10.59%         -4.92%       -5.30%       -12.34%
1982               30.83%        27.12%       43.37%       -2.77%        51.26%     38.21%         21.14%        0.42%       -48.01%
1983               32.09%        39.07%       36.38%       15.61%        31.04%     20.01%         22.28%       21.94%        -2.04%
1984                5.55%         6.22%       11.12%       29.88%        -1.10%     16.34%          6.22%        2.15%        42.61%
1985               41.89%        29.54%       38.34%       54.06%        50.81%     43.49%         31.77%       54.74%        50.95%
1986               25.01%        35.63%       30.89%       38.11%        23.35%     21.81%         18.31%       24.36%        51.16%
1987               14.41%         5.59%       10.69%       17.52%        14.94%     9.16%           5.33%       37.13%        -6.84%
1988               27.18%        24.75%       21.47%       24.26%        23.19%     20.35%         16.64%        9.00%        21.04%
1989               22.98%        26.97%       10.55%       15.98%        26.10%     39.62%         31.35%       20.07%        10.59%
1990               -0.82%        -7.82%      -15.74%        3.19%         1.08%     -5.64%         -3.30%       11.03%        11.71%
1991               37.67%        34.20%       62.03%       40.40%        59.55%     24.64%         30.40%        8.77%        50.68%
1992               15.14%         7.69%       22.90%       26.64%        27.81%     24.66%          7.62%       -3.13%        34.73%
1993               15.22%        27.08%       34.01%       65.65%        22.47%     42.16%          9.95%       19.22%       124.95%
1994                9.73%         4.21%        8.27%       -7.26%         2.11%     8.17%           1.34%        1.97%       -29.34%
1995               36.69%        36.85%       30.50%       13.45%        41.65%     25.26%         37.22%       16.21%        27.52%
1996               28.53%        28.35%       26.20%       21.00%        34.96%     26.61%         22.82%       18.35%        37.86%
1997               30.69%        21.68%       19.97%       -6.38%        16.66%     61.46%         33.21%       14.78%       -17.69%
1998                1.83%        10.59%       12.36%       13.50%         1.85%     53.85%         28.57%       12.32%        -2.60%
1999                -.41%         5.06%       -7.28%        8.88%        12.88%     3.49%          20.94%       15.25%        71.34%

   Year           DJIA       Ibbotson       Cumulative
   ----           ----       --------       ----------
                             Small-Cap    Index Returns
                             ---------    -------------
                               Index            (3)
                               -----            ---


1980               21.90%         30.88%           39.72%
1981               -3.61%         13.88%           -7.08%
1982               26.85%         28.01%           -6.91%
1983               25.82%         39.67%           15.24%
1984                1.29%         -6.67%           15.35%
1985               33.28%         24.66%           46.32%
1986               27.00%          6.85%           34.18%
1987                5.66%         -9.30%           11.99%
1988               16.03%         22.87%           15.36%
1989               32.09%         10.18%           20.92%
1990               -0.73%        -21.56%            7.34%
1991               24.19%         44.63%           27.88%
1992                7.39%         23.35%           12.99%
1993               16.87%         20.98%           53.68%
1994                5.03%          3.11%           -7.45%
1995               36.67%         34.66%           26.80%
1996               28.71%         17.62%           28.31%
1997               24.82%         22.78%            7.30%
1998               18.03%         -7.38%            9.25%
1999               27.06%         28.96%           37.88%

(1) The Target 25 Strategy, the Target Small-Cap Strategy, the Target 10 Strategy, the Target 5 Strategy and the Global Target 15 Strategy for any given period were selected by applying the respective strategy as of the close of the prior period.

(2) The total return shown does not take into consideration any sales charges, commissions, expenses or taxes. Total return assumes that all dividends are reinvested semi-annually (with the exception of the FT Index and the Hang Seng Index from 12/31/80 through 12/31/86, during which time annual reinvestment was assumed), and all returns are stated in terms of the United States dollar. Based on the year-by-year returns contained in the table, over the 20 full years listed above, the Target 25 Strategy achieved an average annual total return of 19.75%, the Target Small-Cap Strategy achieved an average annual total return of 23.03%, the Target 10 Strategy achieved an average annual total return of 19.13%, and the Target 5 Strategy achieved an average annual total return of 20.67%, the S&P Target Strategy achieved an average annual total return of 3.49%and the Global Target 15 Strategy achieved an average annual total return of 19.61%. In addition, over this period, each individual strategy achieved a greater average annual total return than that of its corresponding index, the S&P 500 Index, Ibbotson Small-Cap Index, the DJIA or a combination of the FT Index, Hang Seng Index and DJIA, which were 17.75%, 15.39%, 18.10% and 18.25%, respectively. Although each Strategy seeks to achieve a better performance than its respective index as a whole, there can be no assurance that a Strategy will achieve a better performance.


(3) Cumulative Index Returns represent the average of the annual returns of the stocks contained in the FT Index, Hang Seng Index and DJIA. Cumulative Index Returns do not represent an actual index.

                              FINANCIAL HIGHLIGHTS



The following table provides selected per interest data for one share of each Series. The information does not reflect any charges imposed by an Account investing in interests of the Series. You should refer to the appropriate Account prospectus for additional information regarding such charges.

The information for each of the periods shown below has been audited by PricewaterhouseCoopers LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of PricewaterhouseCoopers LLP thereon, in the Annual Report.


                                             JNL/FIRST TRUST    JNL/FIRST TRUST THE     JNL/FIRST TRUST      JNL/FIRST TRUST
                                              THE DOW TARGET    DOW TARGET 10 SERIES    THE S&P TARGET      GLOBAL TARGET 15
                                                 5 SERIES                                  10 SERIES             SERIES
                                             ------------------ ---------------------  -------------------  -------------------
                                               PERIOD FROM          PERIOD FROM           PERIOD FROM          PERIOD FROM
                                                 JULY 2,              JULY 2,               JULY 2,              JULY 2,
                                                 1999* TO            1999* TO              1999* TO             1999* TO
                                               DECEMBER 31,        DECEMBER 31,          DECEMBER 31,         DECEMBER 31,
                                                   1999                1999                  1999                 1999
                                             ------------------ ---------------------  -------------------  -------------------


SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ......  $        10.00      $        10.00         $        10.00          $        10.00
                                             ---------------     ---------------        ---------------         ---------------

INCOME (LOSS) FROM OPERATIONS:
  Net investment income ...................            0.06                0.05                   0.01                    0.11
  Net realized and unrealized loss
    on investments ........................           (2.27)              (1.32)                  1.05                   (1.12)
                                             ---------------     ---------------        ---------------         ---------------
Total loss from operations ................           (2.21)              (1.27)                  1.06                   (1.01)
                                             ---------------     ---------------        ---------------         ---------------

NET ASSET VALUE, END OF PERIOD ............  $         7.79      $         8.73         $        11.06          $         8.99
                                             ===============     ===============        ===============         ===============

TOTAL RETURN (A) ..........................          (22.10)             (12.70%)                10.60%                 (10.10)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)   $        3,852      $        7,786         $        9,192          $        2,034
  Ratio of expenses to average net
    assets (b) ............................            0.85%               0.85%                  0.85%                   0.90%
  Ratio of net investment income to
  average net assets (b) ..................            2.83%               2.53%                  0.16%                   3.44%
  Portfolio turnover ......................           40.15%              23.32%                 27.91%                  80.54%


                                                                                                            JNL/FIRST TRUST
                                                                  JNL/FIRST TRUST      JNL/FIRST TRUST      PHARMACEUTICAL/
                                             JNL/FIRST TRUST      TARGET SMALL-CAP    TECHNOLOGY SECTOR    HEALTHCARE SECTOR
                                             TARGET 25 SERIES          SERIES               SERIES               SERIES

                                            -------------------- -------------------- -------------------- --------------------
                                               PERIOD FROM          PERIOD FROM          PERIOD FROM          PERIOD FROM
                                                 JULY 2,              JULY 2,              JULY 2,              JULY 2,
                                                 1999* TO             1999* TO             1999* TO             1999* TO
                                               DECEMBER 31,         DECEMBER 31,         DECEMBER 31,         DECEMBER 31,
                                                   1999                 1999                 1999                 1999
                                            -------------------- -------------------- -------------------- --------------------

SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ......  $        10.00       $        10.00       $        10.00        $        10.00
                                             ---------------      ---------------      ---------------       ---------------

INCOME (LOSS) FROM OPERATIONS:
  Net investment income ...................            0.08                (0.02)               (0.01)                    -
  Net realized and unrealized loss
    on investments ........................           (1.78)                2.40                 5.40                 (0.26)
                                             ---------------      ---------------      ---------------       ---------------
Total loss from operations ................           (1.70)                2.38                 5.39                 (0.26)
                                             ---------------      ---------------      ---------------       ---------------

NET ASSET VALUE, END OF PERIOD ............  $         8.30       $        12.38       $        15.39        $         9.74
                                             ===============      ===============      ===============       ===============

TOTAL RETURN (A) ..........................          (17.00)%              23.80%               53.90%                (2.60)%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)   $        1,858       $        2,100       $        7,834        $        4,046
  Ratio of expenses to average net
    assets (b) ............................            0.85%                0.85%                0.85%                 0.85%
  Ratio of net investment income to
    average net assets (b) ................            2.48%               (0.39)%              (0.40)%                0.15%
  Portfolio turnover ......................           66.31%              102.50%               55.71%                58.91%



                                               JNL/FIRST          JNL/FIRST
                                                 TRUST          TRUST ENERGY
                                               FINANCIAL        SECTOR SERIES
                                             SECTOR SERIES
                                            -----------------  -----------------
                                              PERIOD FROM        PERIOD FROM
                                                JULY 2,            JULY 2,
                                               1999* TO           1999* TO
                                             DECEMBER 31,       DECEMBER 31,
                                                 1999               1999
                                            -----------------  -----------------

SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ......  $        10.00   $        10.00
                                             ---------------  ---------------

INCOME (LOSS) FROM OPERATIONS:
  Net investment income ...................            0.02             0.04
  Net realized and unrealized loss
    on investments ........................           (1.05)            0.23
                                             ---------------  ---------------
Total loss from operations ................           (1.03)            0.27
                                             ---------------  ---------------

NET ASSET VALUE, END OF PERIOD ............  $         8.97   $        10.27
                                             ===============  ===============

TOTAL RETURN (A) ..........................          (10.30)%           2.70%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)   $        2,496   $          762
  Ratio of expenses to average net
    assets (b) ............................            0.85%            0.85%
  Ratio of net investment income to
    average net assets (b) ................            0.73%            0.47%
  Portfolio turnover ......................           61.54%          103.06%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

The following table provides selected per interest data for one interest of each Series. The information does not reflect any charges imposed by an Account investing in interests of the Series. You should refer to the appropriate Account prospectus for additional information regarding such charges.

The information for each of the periods shown below has been audited by PricewaterhouseCoopers LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of PricewaterhouseCoopers LLP thereon, in the Annual Report.


                                             JNL/FIRST TRUST     JNL/FIRST TRUST
                                              LEADING BRANDS      COMMUNICATIONS
                                              SECTOR SERIES       SECTOR SERIES
                                             ----------------- -----------------
                                                PERIOD FROM       PERIOD FROM
                                                  JULY 2,           JULY 2,
                                                 1999* TO           1999* TO
                                               DECEMBER 31,       DECEMBER 31,
                                                   1999               1999
                                             ----------------- -----------------


SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD ......  $        10.00     $        10.00
                                             ---------------    ---------------

INCOME (LOSS) FROM OPERATIONS:
  Net investment income ...................            0.03                  -
  Net realized and unrealized loss
    on investments ........................           (0.48)              5.09
                                             ---------------    ---------------
Total loss from operations ................           (0.45)              5.09
                                             ---------------    ---------------

NET ASSET VALUE, END OF PERIOD ............  $         9.55     $        15.09
                                             ===============    ===============

TOTAL RETURN (A) ..........................           (4.50)%            50.90%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)   $        1,673     $        5,049
  Ratio of expenses to average net
    assets (b) ............................            0.85%              0.85%
  Ratio of net investment income to
    average net assets (b) ................            0.76%             (0.08%)
  Portfolio turnover ......................           98.23%             85.74%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

                                   PROSPECTUS


                                   May 1, 2000


                            JNL(R) VARIABLE FUND LLC


You can find more information about the Fund in:

          o The Fund's STATEMENT OF ADDITIONAL INFORMATION (SAI) dated May 1, 2000, which contains further information about the Fund and the Series, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

          o The Fund's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Series' actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Series' performance during the year covered by the report.


You may obtain a copy of the current SAI or the most recent Annual and Semi-Annual Reports without charge, or make other inquiries, by calling (800) 766-4683, or writing the JNL Variable Fund LLC Service Center, P.O. Box 378002, Denver, Colorado 80237-8002.


You may also obtain information about the Fund (including its current SAI and most recent Annual and Semi-Annual Reports) from the SEC's Internet site (http://www.sec.gov), by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section in Washington, D.C., 20549-0102. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-942-8090.



                                                            File No.:  811-09121

                                   PROSPECTUS

                                   May 1, 2000

                            JNL(R) VARIABLE FUND LLC
                 225 West Wacker Drive o Chicago, Illinois 60606

This Prospectus provides you with the basic information you should know before investing in the JNL Variable Fund LLC (Fund).

The interests of the Fund are sold to Jackson National Separate Account III to fund the benefits of variable annuity contracts. The Fund currently offers interests in the following Series:


JNL/First Trust The Dow(SM) Target 10 Series


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

For more detailed information about the Fund and the Series, see the Fund's Statement of Additional Information (SAI), which is incorporated by reference into this Prospectus.

"Dow Jones", "Dow Jones Industrial Average(SM)", "DJIA(SM)", and "The Dow 10(SM)" are service marks of Dow Jones & Company, Inc. (Dow Jones) Dow Jones has no relationship to the Fund, other than the licensing of the Dow Jones Industrial Average (DJIA) and its service marks for use in connection with the JNL/First Trust The Dow Target 10 Series.

DOW JONES DOES NOT:

o    Sponsor,  endorse,  sell or promote the  JNL/First  Trust The Dow Target 10
     Series.
o Recommend that any person invest in the JNL/First Trust The Dow Target 10 Series or any other securities.
o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the JNL/First Trust The Dow Target 10 Series.
o Have any responsibility or liability for the administration, management or marketing of the JNL/First Trust The Dow Target 10 Series.
o Consider the needs of the JNL/First Trust The Dow Target 10 Series or the owners of the JNL/First Trust The Dow Target 10 Series in determining, composing or calculating the DJIA or have any obligation to do so.

--------------------------------------------------------------------------------

DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE JNL/FIRST TRUST THE DOW TARGET 10 SERIES.
SPECIFICALLY,

o DOW JONES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:
     o THE RESULTS TO BE OBTAINED BY THE JNL/FIRST TRUST THE DOW TARGET 10 SERIES, THE OWNERS OF THE JNL/FIRST TRUST THE DOW TARGET 10 SERIES OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DJIA AND THE DATA INCLUDED IN THE DJIA;
     o    THE ACCURACY OR COMPLETENESS OF THE DJIA AND ITS DATA;
     o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DJIA AND ITS DATA;
o DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DJIA OR ITS DATA;
o UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN FIRST TRUST ADVISORS L.P. AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE JNL/FIRST TRUST THE DOW TARGET 10 SERIES OR ANY OTHER THIRD PARTIES.
--------------------------------------------------------------------------------

 "JNL(R)", "Jackson National(R)" and "Jackson National Life(R)" are trademarks of Jackson National Life Insurance Company.

                                TABLE OF CONTENTS

About the JNL/First Trust The Dow(SM) Target 10 Series ....................1

         Investment Objective .............................................1

         Principal Investment Strategies ..................................1

         Principal Risks of Investing in The Dow Target 10 Series .........1

         Additional Information About the Principal Investment
         Strategies, Other Investments and Risks of The Dow
         Target 10 Series .................................................2

Management of the Fund ....................................................4

         Investment Adviser ...............................................4

         Investment Sub-Adviser ...........................................4

         Portfolio Management .............................................5

Administrative Fee ........................................................5

Investment in Fund Interests ..............................................5

Redemption of Fund Interests ..............................................5

Tax Status ................................................................6

         General ..........................................................6

         Internal Revenue Services Diversification Requirements ...........6

Hypothetical Performance Data for Target Strategy .........................7

Financial Highlights ......................................................8

              ABOUT THE JNL/FIRST TRUST THE DOW(SM) TARGET 10 SERIES

INVESTMENT OBJECTIVE

The investment objective of the JNL/First Trust The Dow(SM) Target 10 Series (The Dow Target 10 Series) is a high total return through a combination of capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES

The Dow Target 10 Series seeks to achieve its objective by investing approximately equal amounts in the common stock of the ten companies included in the Dow Jones Industrial Average(SM) (DJIA) which have the highest dividend yields on or about the business day before each Stock Selection Date. The ten companies will be selected annually, beginning July 1, 1999, and on each one year anniversary thereof (Stock Selection Date). The sub-adviser generally uses a buy and hold strategy, trading only on each Stock Selection Date and when cash flow activity occurs in the Series.

PRINCIPAL RISKS OF INVESTING IN THE DOW TARGET 10 SERIES

An investment in The Dow Target 10 Series is not guaranteed. As with any mutual fund, the value of The Dow Target 10 Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

         o Market risk. Because The Dow Target 10 Series invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

         o Non-diversification. The Dow Target 10 Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, The Dow Target 10 Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in The Dow Target 10 Series' total return and share price.

         o Limited management. The Dow Target 10 Series' strategy of investing in ten companies according to criteria determined on a Stock Selection Date prevents The Dow Target 10 Series from responding to market fluctuations. As compared to other funds, this could subject The Dow Target 10 Series to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent The Dow Target 10 Series from taking advantage of opportunities available to other funds.

In addition, the performance of The Dow Target 10 Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.

PERFORMANCE. The performance of the Series will vary from year to year. The Series' performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Series has not been included because the Series has not been in operation for a full fiscal year as of December 31, 1999.

ADDITIONAL  INFORMATION  ABOUT  THE  PRINCIPAL  INVESTMENT   STRATEGIES,   OTHER
INVESTMENTS AND RISKS OF THE DOW TARGET 10 SERIES

The Dow Target 10 Series invests in the common stock of ten companies included in The DJIA. The ten common stocks will be chosen on or about the business day before each Stock Selection Date as follows:

         o the sub-adviser will determine the dividend yield on each common stock in The DJIA on or about the business day before the Stock Selection Date;

         o the sub-adviser will allocate approximately equal amounts of The Dow Target 10 Series to the ten companies in The DJIA that have the highest dividend yield;

         o the sub-adviser will determine the percentage relationship between the number of shares of each of the ten common stocks selected.

Between Stock Selection Dates, The Dow Target 10 Series will purchase and sell common stocks approximately according to the percentage relationship among the common stocks established on the prior Stock Selection Date.

The stocks in The Dow Target 10 Series are not expected to reflect the entire DJIA nor track the movements of The DJIA.

It is generally not possible for the sub-adviser to purchase round lots (usually 100 shares) of stocks in amounts that will precisely duplicate the prescribed mix of securities. Also, it usually will be impossible for The Dow Target 10 Series to be 100% invested in the prescribed mix of securities at any time. To the extent that The Dow Target 10 Series is not fully invested, the interests of the interest holders may be diluted and total return may not directly track the investment results of the prescribed mix of securities. To minimize this effect, the sub-adviser will generally try, as much as practicable, to maintain a minimum cash position at all times. Normally, the only cash items held by The Dow Target 10 Series will be amounts expected to be deducted as expenses and amounts too small to purchase additional round lots of the securities.

The sub-adviser will attempt to replicate the percentage relationship of securities when selling securities for The Dow Target 10 Series. The percentage relationship among the number of securities in The Dow Target 10 Series should therefore remain relatively stable. However, given the fact that the market price of such securities will vary throughout the year, the value of the securities of each of the companies as compared to the total assets of The Dow Target 10 Series will fluctuate during the year, above and below the proportion established on the annual Stock Selection Date. At the Stock Selection Date for The Dow Target 10 Series, new securities will be selected and a new percentage relationship will be established among the number of securities for the Series.

The sub-adviser may, but will not necessarily, utilize derivative instruments, such as options, futures contracts, forward contracts, warrants, indexed securities and repurchase agreements, for hedging and risk management.

Derivative instruments involve special risks. The Series sub-adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Series depending on the nature and extent of the derivatives in the Series' portfolio. Additionally, if the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the Series' portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The investment objectives and policies of The Dow Target 10 Series are not fundamental and may be changed by the Board of Managers of the Fund, without interest holder approval.

Certain provisions of the Investment Company Act of 1940 limit the ability of the Series to invest more than 5% of the Series' total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (Securities Related Companies). The Fund has been granted by the Securities and Exchange Commission (SEC) an exemption from this limitation so that The Dow Target 10 Series may invest up to 10.5% of the Series' total assets in the stock of Securities Related Companies.

The SAI has more information about The Dow Target 10 Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

DESCRIPTION  OF  INDEX.   The  stocks  included  in  The  Dow  Jones  Industrial
Average(SM) are chosen by the editors of The Wall Street Journal as representative of the broad market and of American industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors.

The portfolio of The Dow Target 10 Series consists of the common stocks of companies listed on the DJIA. Except as previously described, the publisher of the DJIA has not granted the Fund or the Fund's investment adviser a license to use its index. The Dow Target 10 Series is not designed or intended to result in prices that parallel or correlate with the movements in the DJIA and it is expected that its prices will not parallel or correlate with such movements. The publisher of the DJIA has not participated in any way in the creation of the Fund or the Series or in the selection of stocks in the Series.

LEGISLATION. At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the common stock in The Dow Target 10 Series or the issuers of such common stock. Further, changing approaches to regulation may have a negative impact on certain companies represented in The Dow Target 10 Series. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Series or will not impair the ability of the issuers of the common stock held in the Series to achieve their business goals.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Under Delaware law and the Fund's Certificate of Formation and Operating Agreement, the management of the business and affairs of the Fund is the responsibility of the Board of Managers of the Fund.

Jackson National Financial Services, LLC (JNFS), 5901 Executive Drive, Lansing, Michigan 48911, is the investment adviser to the Fund and provides the Fund with professional investment supervision and management. JNFS is a wholly owned subsidiary of Jackson National Life Insurance Company (JNL), which is in turn wholly owned by Prudential n plc, a life insurance company in the United Kingdom. JNFS is a successor to Jackson National Financial Services, Inc. which served as an investment adviser to the JNL Series Trust, a registered investment company, from its inception until July 1, 1998, when it transferred its duties as investment adviser to JNFS.

JNFS has selected First Trust Advisors L.P. as sub-adviser to manage the investment and reinvestment of the assets of the Series of the Fund. JNFS monitors the compliance of the sub-adviser with the investment objectives and related policies of The Dow Target 10 Series and reviews the performance of the sub-adviser and reports periodically on such performance to the Board of Managers of the Fund.

As compensation for its services, JNFS receives a fee from the Series. The fee is stated as an annual percentage of the net assets of the Series. The fee, which is accrued daily and payable monthly, is calculated on the basis of the average net assets of The Dow Target 10 Series. Once the average net assets of the Series exceed specified amounts, the fee is reduced with respect to such excess.

The Dow Target 10 Series is obligated to pay JNFS the following fee:

     ASSETS                                                     FEES

     $0 to $500 million......................................... .75%
     $500 million to $1 billion................................. .70%
     Over $1 billion............................................ .65%

INVESTMENT SUB-ADVISER

First Trust Advisors L.P. (First Trust), an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is the sub-adviser for The Dow Target 10 Series. First Trust's address is 1001 Warrenville Road, Lisle, Illinois 60532. First Trust is a limited partnership with one limited partner, Grace Partners of Dupage L.P., and one general partner, Nike Securities Corporation. Grace Partners of Dupage L.P. is a limited partnership with one general partner, Nike Securities Corporation, and a number of limited partners. Nike Securities Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family.

First Trust is also the portfolio supervisor of certain unit investment trusts sponsored by Nike Securities L.P. (Nike Securities) which are substantially similar to the Series in that they have the same investment objectives as the Series but have a life of approximately one year. Nike Securities specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities, an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, The First Trust Special Situations Trust, The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA.

Under the terms of the Sub-Advisory Agreement between First Trust and JNFS, First Trust manages the investment and reinvestment of the assets of The Dow Target 10 Series, subject to the oversight and supervision of JNFS and the Board of Managers of the Fund. First Trust formulates a continuous investment program for the Series consistent with its investment objectives and policies outlined in this Prospectus. First Trust implements such programs by purchases and sales of securities and regularly reports to JNFS and the Board of Managers of the Fund with respect to the implementation of such programs.

As compensation for its services, First Trust receives a fee from JNFS, stated as an annual percentage of the net assets of The Dow Target 10 Series. The SAI contains a schedule of the management fees JNFS currently is obligated to pay First Trust out of the advisory fee it receives from The Dow Target 10 Series.

PORTFOLIO MANAGEMENT

There is no one individual primarily responsible for portfolio management decisions for the Series. Investments are made under the direction of a committee.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, The Dow Target 10 Series pays to JNFS an Administrative Fee of .10% of the average daily net assets of the Series. In return for the fee, JNFS provides or procures all necessary administrative functions and services for the operation of the Series. In accordance with the Administration Agreement,, JNFSis responsible for payment of expenses related to legal, audit, fund accounting, custody, printing and mailing, managers fees and all other services necessary for the operation of the Series. The Series is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.

                          INVESTMENT IN FUND INTERESTS

Interests in the Fund are currently sold to Jackson National Separate Account III, a separate account of JNL, 5901 Executive Drive, Lansing, Michigan 48911, to fund the benefits under certain variable annuity contracts (Contracts). The Separate Account purchases interests in the Series at net asset value using premiums received on Contracts issued by JNL. Purchases are effected at net asset value next determined after the purchase order, in proper form, is received by the Fund's transfer agent. There is no sales charge.

Interests in the Fund are not available to the general public directly. The Dow Target 10 Series is managed by a sub-adviser who manages publicly available unit investment trusts having similar names and investment objectives. While the Series may be similar to, and may in fact be modeled after publicly available unit investment trusts, Contract purchasers should understand that the Series is not otherwise directly related to any publicly available unit investment trust. Consequently, the investment performance of publicly available unit investment trusts and the Series may differ substantially.

The net asset value per interest of The Dow Target 10 Series is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per interest is calculated by adding the value of all securities and other assets of the Series, deducting its liabilities, and dividing by the number of interests outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

All investments in the Fund are credited to the interest holder's account in the form of full and fractional shares of the Series (rounded to the nearest 1/1000 of a share). The Fund does not issue interest certificates.

                          REDEMPTION OF FUND INTERESTS

Jackson National Separate Account III redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Fund is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received.

The Fund may suspend the right of redemption only under the following unusual circumstances:

     o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

     o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

     o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

GENERAL

The Fund is a limited liability company with all of its interests owned by a single entity, Jackson National Separate Account III. Accordingly, the Fund is taxed as part of the operations of JNL and is not taxed separately. Under current tax law, interest, dividend income and capital gains of the Fund are not currently taxable when left to accumulate within a variable annuity contract. For a discussion of the tax status of the variable annuity policy, please refer to the prospectus for Jackson National Separate Account III.

INTERNAL REVENUE SERVICE DIVERSIFICATION REQUIREMENTS

The Series  intend to comply  with the  diversification  requirements  currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax deferred status of the variable annuity policies issued by Jackson National Separate Account III. The Sub-Advisory Agreement requires the Series to be operated in compliance with these diversification requirements. First Trust, as sub-adviser, reserves the right to depart from the investment strategy of The Dow Target 10 Series in order to meet these diversification requirements. See the SAI for more specific information.

              HYPOTHETICAL PERFORMANCE DATA FOR THE TARGET STRATEGY

As of the date of this Prospectus, The Dow Target 10 Series has notbeen in operation for a full fiscal year. However, certain aspects of the investment strategy for The Dow Target 10 Series can be demonstrated using historical data. The following table illustrates the hypothetical performance of the investment strategy used by The Dow Target 10 Series and the actual performance of the DJIA. The table also shows how performance varies from year to year.

The information for the Target Strategy assumes that the Strategy was fully invested as of the beginning of each year and that each Stock Selection Date was the first of the year. In addition, the performance information does not take into consideration any sales charges, commissions, insurance fees or charges imposed on the sale of the variable annuity policies, expenses or taxes. Any of such charges will lower the returns shown.

The returns shown below for the Target Strategy does not represent the results of actual trading using client assets but were achieved by means of the retroactive application of a strategy that was designed with the benefit of hindsight. These returns should not be considered indicative of the skill of the sub-adviser. The returns may not reflect the impact that any material market or economic factors might have had if the Strategy had been used during the periods shown to actually manage client assets. During a portion of the period shown in the table below, the sub-adviser acted as the portfolio supervisor of certain unit investment trusts which employed strategies similar to the hypothetical strategy shown below.

The returns shown below for the Target Strategy are not a guarantee of future performance and should not be used to predict the expected returns on the Target Strategy. In fact, the hypothetical Target Strategy underperformed its respective index in certain years.

                     HYPOTHETICAL COMPARISON OF TOTAL RETURN

   Year      Target 10       DJIA
              Strategy


1980              27.90%      21.90%
1981               7.46%      -3.61%
1982              27.12%      26.85%
1983              39.07%      25.82%
1984               6.22%       1.29%
1985              29.54%      33.28%
1986              35.63%      27.00%
1987               5.59%       5.66%
1988              24.75%      16.03%
1989              26.97%      32.09%
1990              -7.82%      -0.73%
1991              34.20%      24.19%
1992               7.69%       7.39%
1993              27.08%      16.87%
1994               4.21%       5.03%
1995              36.85%      36.67%
1996              28.35%      28.71%
1997              21.68%      24.82%
1998              10.59%      18.03%
1999               5.06%      27.06%


(1) The Target 10 Strategy for any given period was selected by applying the respective strategy as of the close of the prior period.

(2) The total return shown does not take into consideration any sales charges, commissions, expenses or taxes. Total return assumes that all dividends are reinvested semi-annually, and all returns are stated in terms of the United States dollar. Based on the year-by-year returns contained in the table, over the 20 full years listed above, the Target 10 Strategy achieved an average annual total return of 19.13%. In addition, over this period, the Strategy achieved a greater average annual total return than that of the DJIA, which was 18.10%. Although the Strategy seeks to achieve a better performance than the DJIA as a whole, there can be no assurance that the Strategy will achieve a better performance.

                              FINANCIAL HIGHLIGHTS



The following table provides selected per interest data for one interest of the Series. The information does not reflect any charges imposed by an Account investing in interests of the Series. You should refer to the appropriate Account prospectus for additional information regarding such charges.

The information for the period shown below has been audited by PricewaterhouseCoopers LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of PricewaterhouseCoopers LLP thereon, in the Annual Report.

                                               JNL/FIRST
                                             TRUST THE DOW
                                               TARGET 10
                                                 SERIES
                                             ---------------
                                              PERIOD FROM
                                              AUGUST 16,
                                               1999* TO
                                             DECEMBER 31,
                                                 1999
                                             ---------------

SELECTED PER INTEREST DATA

NET ASSET VALUE, BEGINNING OF PERIOD         $    10.00
                                             ---------------

INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)                     0.24
  Net realized and unrealized gains (loss)
    on investments                                (1.31)
                                             ---------------
Total income (loss) from operations               (1.07)
                                             ---------------

NET ASSET VALUE, END OF PERIOD               $     8.93
                                             ===============

TOTAL RETURN (A)                                 (10.70)%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)   $      375
  Ratio of expenses to average net
    assets (b)                                     0.85%
  Ratio of net investment income to
    average net assets (b)                         2.58%
  Portfolio turnover                             114.08%

--------------------------------------------------------------------------------
*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)  Annualized for periods less than one year.

                                   PROSPECTUS

                                   May 1, 2000

                            JNL(R) VARIABLE FUND LLC

You can find more information about the Trust in:

         o The Fund's STATEMENT OF ADDITIONAL INFORMATION (SAI) dated May 1, 2000, which contains further information about the Fund and the Series, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

         o The Fund's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Series' actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Series' performance during the year covered by the report.

You may obtain a copy of the current SAI or the most recent Annual and Semi-Annual Reports without charge, or make other inquiries, by calling (800) 766-4683, or writing the JNL Variable Fund LLC Service Center, P.O. Box 378002, Denver, Colorado 80237-8002.

You may also obtain information about the Fund (including its current SAI and most recent Annual and Semi-Annual Reports) from the SEC's Internet site (http://www.sec.gov), by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section in Washington, D.C., 20549-0102. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-942-8090.


                                                             File No.: 811-09369